                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                PLUG POWER INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                                 PLUG POWER INC.
                             968 Albany-Shaker Road
                                Latham, NY 12110


                                                                  April __, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Plug Power Inc., a Delaware corporation (the "Company"), to be held on Wednesday, May 24, 2000, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York.

     The Annual Meeting has been called to (i) elect three Class I Directors, each for a three-year term, (ii) approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 245,000,000 shares, and (iii) consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 31, 2000, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation and "FOR" the election of the three nominees of the Board of Directors as Class I Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.


                                           Sincerely,



                                           Gary Mittleman
                                           President and Chief Executive Officer

                                 PLUG POWER INC.
                             968 Albany-Shaker Road
                                Latham, NY 12110
                                 (518) 782-7700


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on Wednesday, May 24, 2000


     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 24, 2000, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York (the "Annual Meeting") to consider and vote upon:

     1. The election of three Class I Directors, each to hold office until the Company's 2003 annual meeting of stockholders and until such director's successor is duly elected and qualified;

     2. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, to 245,000,000 shares; and

     3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 31, 2000, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                         By Order of the Board of Directors



                                         Ana-Maria Galeano
                                         General Counsel and Corporate Secretary

Latham, NY
April __, 2000


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                 PLUG POWER INC.
                             968 Albany-Shaker Road
                                Latham, NY 12110
                                 (518) 782-7700


                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS


                      To Be Held on Wednesday, May 24, 2000


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 24, 2000, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

     1. The election of three Class I Directors, each to hold office until the Company's 2003 annual meeting of stockholders and until such director's successor is duly elected and qualified;

     2. An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.01 per share, to 245,000,000 shares; and

     3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April __, 2000 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 31, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were _______ (__) shares of Common Stock outstanding and entitled to vote at the Annual Meeting and _________ (__) stockholders of record. The Common Stock is the only class of the Company's capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a majority of the votes cast is necessary to approve an amendment to the Company's Amended and Restated Certificate of Incorporation. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of directors, votes may be cast in favor of, against or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of directors. With respect to the approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company, votes may be cast in favor of or against approval of the amendment. Abstentions and broker non-votes will have the effect of a vote against the amendment.

     Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the approval of the amendment to the Amended and Restated Certificate of Incorporation and "FOR" the election of the three nominees of the Board of Directors as Class I Directors of the Company as listed in this Proxy Statement. It is not anticipated that any matters other than the amendment to the Amended and Restated Certificate of Incorporation and the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) signing and duly delivering a proxy bearing a later date, or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company is being mailed to stockholders of the Company concurrently with this Proxy Statement.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

     The number of directors of the Company is fixed at nine and the Board of Directors currently consists of eight members. The Board of Directors is divided into three classes, with three directors in Class I, two directors in Class II and three directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company's stockholders at each annual meeting of stockholders.

     At the Annual Meeting, three Class I Directors will be elected to serve until the annual meeting of stockholders in 2003 and until such directors' successors are duly elected and qualified. The Board of Directors has nominated Gary Mittleman, Walter L. Robb and Anthony F. Earley, Jr. for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Gary Mittleman, Walter L. Robb and Anthony F. Earley, Jr. as directors. The nominees have agreed to stand for re-election and to serve, if elected, as directors. However, if the person nominated by the Board of Directors fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR OF THE COMPANY.

                         INFORMATION REGARDING DIRECTORS

     The Board of Directors of the Company held two (2) meetings since the Company's initial public offering on November 3, 1999 when the Company became the successor by merger to Plug Power LLC. Since the Company's initial public offering on November 3, 1999, each of the incumbent directors attended at least 75% of the total number of meetings of the Board and of the committees of which he or she was a member, except for Mr. Shalikashvili. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the accounting firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the non-stock compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group and takes such other action as may be required in connection with the Company's compensation and incentive plans. The entire Board of Directors, however, determines the options or stock grants to eligible persons under the Company's 1999 Stock Option and Incentive Plan. The Audit Committee consists of Messrs. Cudahy, Shalikashvili and Garberding and did not hold any meetings since the Company's initial public offering on November 3, 1999. The Compensation Committee consists of Messrs. Earley and McNamee and did not hold any meetings since the Company's initial public offering on November 3, 1999.

     Set forth below is certain information regarding the directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company.

                                                                                        Director
Name                                                                    Age               Since
----                                                                    ---             --------

Class I-Term Expires 2000

Gary Mittleman*...................................................       47               1999
Dr. Walter L. Robb*...............................................       71               1997
Anthony F. Earley, Jr. (2)*.......................................       50               1997

Class II-Term Expires 2001

George C. McNamee (2) ............................................       53               1997
Michael J. Cudahy(1)..............................................       76               1999

Class III-Term Expires 2002

John M. Shalikashvili (1) ........................................       63               1999
Larry G. Garberding (1) ..........................................       61               1997
Robert L. Nardelli ...............................................       51               1999

-------------------------------

*    Nominee for re-election.
(1)  Member of Audit Committee.
(2)  Member of the Compensation Committee.

     The principal occupation and business experience for at least the last five years for each director of the Company is set forth below.

     Gary Mittleman has served as President and Chief Executive Officer since June 1997 and as a director since August 1999. From October 1993 to June 1997, Mr. Mittleman was the President of Edison Development Corporation, a wholly owned subsidiary of DTE Energy Company, where he directed business development efforts. Mr. Mittleman previously served as Manager of Corporate Strategy at Ameritech, a telecommunications company. Prior to that he was employed at Booz Allen & Hamilton, a consulting firm, in its commercial practice area and at American Can Company. Mr. Mittleman received his Bachelor of Arts degree in Mathematics and Master of Science degree in Mechanical and Aerospace Engineering from the University of Rochester and a Master of Business Administration degree, with honors, from the University of Chicago. Mr. Mittleman is a trustee of the Albany Institute of History and Art and a trustee of the Eastern New York State Chapter of the Nature Conservancy.

     Dr. Walter L. Robb has served as a member of the Board of Directors of Plug Power since June 1997. He has been a member of the Board of Directors of Mechanical Technology since January 1997. Since 1993, Dr. Robb has served as President of Vantage Management, Inc., a management consulting firm. Prior to 1993, Dr. Robb served as the Senior Vice President for Corporate Research and Development at General Electric Company. In that capacity, Dr. Robb directed the GE Research and Development Center, and served on General Electric's Corporate Executive Council. He serves on the Board of Directors of Cree Research, Inc., a developer and manufacturer of semiconductor materials and electronic devices, Celgene Corporation, a specialty pharmaceutical company engaged in the development and commercialization of human pharmaceuticals and on the boards of a number of private companies.

     Anthony F. Earley, Jr. has served as a member of the Board of Directors since June 1997. Mr. Earley has served as a director of DTE Energy Company since 1994, as Chairman of the Board and Chief Executive Officer of DTE Energy Company and its subsidiary, The Detroit Edison Company, since 1998, and as President and Chief Operating Officer of DTE Energy and Detroit Edison since 1994. From 1989 to 1994, Mr. Earley served as the President and Chief Operating Officer of Long Island Lighting Company. Mr. Earley currently serves as a director of Comerica Bank and Mutual of America Capital Management Corporation. Mr. Earley received a Bachelor of Science degree in physics, a Master of Science degree in engineering, and a Juris Doctorate from the University of Notre Dame.

     George C. McNamee has served as Chairman of the Board of Directors since June 1997. Mr. McNamee has served as Chairman since 1984 and as Co-Chief Executive Officer since 1993 of First Albany Companies, Inc., a publicly traded holding company the principal subsidiaries of which are First Albany Corporation, a specialty investment banking firm, and First Albany Asset Management. Mr McNamee previously served as President of First Albany Companies from 1975 to 1989. Mr. McNamee has served as a director of Mechanical Technology Incorporated since 1996 and as Chief Executive Officer since 1998, and previously served as Chairman of the Board from 1996 to 1998. Mr. McNamee also serves as a director of MapInfo Corporation, a maker of mapping software products, application development tools, and data products, and the META Group, Inc., a company that provides market assessments for clients in the information technology industry. Mr. McNamee is a member of the Board of Directors of the New York Stock Exchange, the New York State Science and Technology Foundation, and the New York Conservation Education Fund. Mr. McNamee received his Bachelor of Arts degree from Yale University.

     Michael J. Cudahy has served as a member of the Board of Directors since February 1999. Mr. Cudahy co-founded and, prior to its sale to General Electric Company in 1998, served from 1965 to November 1998 as Chairman of the Board, and from 1965 to November 1997 as Chief Executive Officer, of Marquette Medical Systems, Inc., a developer and manufacturer of medical equipment and integrated systems for patient monitoring and diagnostic cardiology applications. Mr. Cudahy currently serves as a Special Advisor to GE Marquette Medical Systems, Inc. and as a director of Molecular OptoElectronics Corp., a developer and manufacturer of optoelectronic technologies relating to information systems.

     John M. Shalikashvili (U.S. Army-ret.) has served as a member of the Board of Directors of Plug Power since November 1999. General Shalikashvili was the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and National Security Council by serving as the thirteenth Chairman of the Joint Chiefs of Staff, Department of Defense, for two terms from 1993 to 1997. Prior to his tenure as Chairman of the Joint Chiefs of Staff, he served as the Commander in Chief of all United States forces in Europe and as NATO's tenth Supreme Allied Commander, Europe. He has also served in a variety of command and staff positions in the continental United States, Alaska, Belgium, Germany, Italy, Korea, Turkey and Vietnam. General Shalikashvili is currently a director of L-3 Communications Holdings, Inc., a manufacturer of communications and related equipment, and United Defense Industries, Inc., a privately held manufacturer of military track equipment and naval armament. General Shalikashvili received a Bachelor of Science degree in Mechanical Engineering from Bradley University and a Master of Arts degree in International Affairs from George Washington University, and is a graduate of the Naval Command and Staff College and the United States Army War College.

     Larry G. Garberding has served as a member of the Board of Directors since June 1997. Mr. Garberding has served as a director of DTE Energy Company since 1990 and as Executive Vice President and Chief Financial Officer of DTE Energy and its subsidiary, The Detroit Edison Company, since 1995. Mr. Garberding received a Bachelor of Science degree in industrial administration from Iowa State University. Mr. Garberding is extensively involved with the United Way of Southern Michigan, is a director/trustee of the Detroit Medical Center and the Detroit Symphony Orchestra Hall, and is a Chairman of the Board of ArtServe Michigan.

     Robert L. Nardelli has served as a member of the Board of Directors since November 1999. Since 1995, Mr. Nardelli has served as President and Chief Executive Officer of GE Power Systems, a $10 billion division of General Electric Company headquartered in Schenectady, New York, and as a Senior Vice President of General Electric Company and as a member of the Board of Directors of GE Capital Corporation. Previously, Mr. Nardelli served from 1992 to 1995 as President and Chief Executive Officer of GE Transportation Systems. From 1991 to 1992, Mr. Nardelli served as President and Chief Executive Officer of CAMCO, Inc., General Electric's Canadian appliance manufacturing company, and from 1988 to 1991, he served as an Executive Vice President and General Manager at Case Corporation, a designer, manufacturer and distributor of farm and construction equipment. Mr. Nardelli received a Bachelor of Science degree in business from Western Illinois University and a Master of Business Administration degree from the University of Louisville.

Director Compensation

     Directors who are employees receive no additional compensation for their services as directors. Non-employee directors receive cash compensation of $1,000 for each Board meeting attended in person and $500 for each Board meeting attended by telephone. Non-employee directors are eligible to participate in our 1999 Stock Option and Incentive Plan at the discretion of the full Board of Directors. In accordance with a policy approved by our Board of Directors, upon initial election or appointment to the Board of Directors, new non-employee directors receive non-qualified stock options to purchase 15,000 shares (50,000 shares for any new non-employee Chairman) of Common Stock that are fully vested upon grant. Each year of a non-employee director's tenure, the director will receive non-qualified options to purchase 10,000 shares (20,000 shares for any non-employee Chairman), plus non-qualified options to purchase an additional 5,000 shares for a non-employee director serving as chairman of the Audit Committee and non-qualified options to purchase an additional 2,000 shares for a non-employee director serving as chairman of any other committee, including the Compensation Committee. These annual options fully vest on the first anniversary of the date of grant. During 1999, options to purchase 25,000 shares were granted to each of Messrs. Cudahy, Earley, Garberding, Robb, Nardelli and Shalikashvili, and 70,000 shares were granted to Mr. McNamee as compensation for their services as directors. Each of Messrs. Earley and Garberding has assigned to DTE Energy Company his right to receive cash director compensation as well as his right to receive the shares underlying such options and any proceeds from the sale of such shares. Mr. Nardelli has assigned to General Electric his right to receive cash director compensation as well as his right to receive the shares underlying such options and any proceeds from the sale of such shares.

                               EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below.

            Name                              Age                           Position
            ----                              ---                           --------
     Gary Mittleman.....................      47      President, Chief Executive Officer and Director
     William H. Largent.................      44      Chief Financial Officer and Treasurer
     Gregory A. Silvestri...............      39      Senior Vice President of Operations
     Louis R. Tomson....................      59      Senior Vice President of Corporate Development
     Dr. William P. Acker...............      38      Vice President of Technology and Product
                                                           Development
     Dr. Manmohan Dhar..................      53      Vice President and Chief Engineer of the
                                                          Residential Program
     Key Employees
     Dr. Glenn A. Eisman................      49      Chief Technology Officer
     Dr. William D. Ernst...............      60      Vice President and Chief Scientist
     Ana-Maria Galeano..................      31      General Counsel and Corporate Secretary

--------------

     William H. Largent has served as Chief Financial Officer and Treasurer since May 1999. From May 1997 to May 1999, Mr. Largent served as Senior Vice President, Operations and Chief Financial Officer of Applied Innovation Inc., a leading provider of mediation and data communications products for the management of telecommunications providers' customer service networks. From 1994 to April 1997, Mr. Largent served as the Executive Vice President and Chief Financial Officer of Metatec Corporation, an information services company engaged in optical disc manufacturing and distribution, software development and network services. Mr. Largent also served as a director of Metatec from 1990 until 1997. From 1990 to 1993, Mr. Largent was President of Liebert Capital Management Corporation, a private investment management and consulting company. Mr. Largent is a director of Applied Innovation Inc. and until July 1999, was also a director AmeriLink Corporation, a company (subsequently merged into Tandy Corp.) that designs, constructs, installs and maintains cabling systems for transmission of audio, video and data on a national basis. Mr. Largent, a certified public accountant, received his Bachelor of Science degree in accounting from Franklin University.

     Gregory A. Silvestri has served as Senior Vice President of Operations since June 1999. In that capacity, Mr. Silvestri manages the full range of manufacturing activities, develops the strategy and structures alliances with key component suppliers, and manages the sales and marketing interactions with Plug Power's distribution partners. From May 1991 to May 1999, Mr. Silvestri served in a number of senior general management positions responsible for North American and Asia-Pacific operations for Norton Company, an operating unit of Saint-Gobain Corporation that supplies engineered materials to a variety of industries. Prior to that time, Mr. Silvestri served as an Engagement Manager within the Industrial Practice Group of McKinsey & Company. Mr. Silvestri received his Bachelor of Science and Engineering degree in Chemical Engineering from Princeton University and a Masters in Business Administration degree, with honors, from the University of Virginia.

     Louis R. Tomson has served as Senior Vice President of Corporate Development since January 1999. In that capacity, Mr. Tomson manages business development, government relations and legal affairs. From January 1995 to January 1999, Mr. Tomson was Deputy Secretary and subsequently First Deputy Secretary to Governor George E. Pataki of the State of New York. Mr. Tomson was also the Governor's chief policy maker for energy and communications and served as the Governor's liaison to New York's Public Service Commission and to New York's more than 60 public authorities. From 1992 to December 1994, Mr. Tomson was a partner in the law firm of Plunkett & Jaffe in New York City. Mr. Tomson currently serves as the Chairman of the New York State Thruway Authority. Mr. Tomson received a Bachelor of Arts degree from Columbia College and a Bachelor of Law degree from Columbia Law School.

     Dr. William P. Acker has served as Vice President of Technology and Product Development since October 1997. In that capacity, Dr. Acker manages the development of the Company's fuel cell products as well as the ongoing development of next generation fuel cell technology. From 1990 to October 1997, Dr. Acker served in several positions for Texaco, including Global Manager for Engineering and Product Testing. Dr. Acker received a Bachelor of Science degree from Rensselaer Polytechnic Institute and a Master of Science, Master of Philosophy and Ph.D. in Applied Physics and Engineering from Yale University.

     Dr. Manmohan Dhar has served as Vice President and Chief Engineer of the Residential Program since November 1998. In that capacity, Dr. Dhar is responsible for managing the development of fuel cell systems for residential electric power generation. From June 1997 to November 1998, Dr. Dhar served as our Director of Residential Programs. From 1978 to June 1997, Dr. Dhar worked in various positions at Mechanical Technology Incorporated, including as Chief Engineer for its Stirling Space Power Program, an effort to develop a 12.5 kw power generation system as a backup power source for Space Station Freedom, and, from 1993 to 1997, as a key member of Mechanical Technology's fuel cell development efforts. Dr. Dhar has a Ph.D. in Systems Dynamics from Purdue University, and a Master of Science degree in Machine Design from the Indian Institute of Technology.

     Dr. Glenn A. Eisman has served as Chief Technology Officer since November 1998. In that capacity, Dr. Eisman manages the development of fuel cell membranes and electrodes and other related technology. From June 1998 to November 1998, Dr. Eisman served as our Director of Technology. From 1984 to June 1998, Dr. Eisman held various technical positions at The Dow Chemical Company where, from 1984 to 1989, he directed and conducted research pertaining to all aspects of PEM fuel cell development efforts, including polymer materials science, catalysts, coatings technology and electrochemical techniques. From 1980 to 1983, Dr. Eisman was the Robert A. Welch Research Fellow in Materials Science and Engineering at the University of Texas-Austin. Dr. Eisman received a Bachelor of Science in Chemistry degree from Temple University and a Ph.D. in Physical Inorganic Chemistry from Northeastern University.

     Dr. William D. Ernst has served as Vice President and Chief Scientist since June 1997. In that capacity, Dr. Ernst is responsible for advancing our scientific, competitive and intellectual property position within the fuel cell industry and serves as Principal Investigator for government-sponsored programs. >From 1989 to June 1997, Dr. Ernst held various positions at Mechanical Technology Incorporated, including Program Director for its automotive fuel cell development program and Manager of Power Systems, in which capacity he initiated their fuel cell development program and directed all fuel cell programs and technical development activities. Dr. Ernst received a Master of Science in Engineering degree from the Massachusetts Institute of Technology and a Ph.D. in Aeronautical Engineering from Rensselaer Polytechnic Institute.

     Ana-Maria Galeano has served as General Counsel and Corporate Secretary since April 1998. In that capacity, Ms. Galeano advises the company on legal issues in such areas as corporate law, contracts, strategic alliances and intellectual property. From September 1993 to April 1998, Ms. Galeano served as an attorney at the law firm of Whiteman, Osterman & Hanna in Albany, New York, where she participated in the formation of Plug Power. Ms. Galeano received a Bachelor of Arts degree from the State University of New York at Binghamton and a Juris Doctorate from Brooklyn Law School.

     Each of the officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                             EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") who earned in excess of $100,000 during the fiscal year ended December 31, 1999 ("Fiscal 1999").

                           Summary Compensation Table

                                                       Annual
                                                    Compensation           Long-Term Compensation
                                                    ------------         ---------------------------
                                                                          Restricted      Securities      All Other
                                                                         Stock Awards     Underlying    Compensation
Name and Principal Position               Year     Salary       Bonus       ($) (1)       Options (#)       (2)
---------------------------               ----     ------       -----    ------------    ------------   ------------
Gary Mittleman                            1999    $189,231    $ 50,100            --         200,000     $  6,723
   President and Chief Executive Officer  1998     152,885      45,000            --         100,000        6,115

Dr. William P. Acker                      1999     119,231      13,100         5,000          70,000        3,108
   Vice President of Technology and       1998     112,316           --           --          55,000        2,877
   Product Development

Louis R. Tomson (3)                       1999     114,231      15,000        15,000         175,000        1,201
   Senior Vice President of               1998          --          --            --              --           --
   Corporate Development

Dr. Manmohan Dhar                         1999     110,000      14,000        21,000         125,000        2,708
   Vice President and Chief Engineer      1998     103,269          --            --          30,000        2,692

William H. Largent (4)                    1999      96,923      12,500        12,500         175,000           --
   Chief Financial Officer and Treasurer  1998          --          --            --              --           --

----------------------

(1) The amounts in this column represent shares of restricted Common Stock issued on January 28, 2000, for services rendered in 1999, based on the closing price of the Common Stock of $83.50 on the date of grant. The recipients of restricted Common Stock awards are entitled to receive dividends on shares they hold prior to vesting. The named officer must be employed through January 28, 2001 to receive the Common Stock free of restrictions. Restricted shares were awarded to Dr. Acker (60), Mr. Tomson
     (180), Dr. Dhar (252) and Mr. Largent (150).

(2) Amounts in this column represent the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan.

(3)  Mr. Tomson started with Plug Power in January 1999.

(4)  Mr. Largent started with Plug Power in May 1999.

Option Grants In Last Fiscal Year

                                                  Individual Grants
                                  --------------------------------------------------
                                                                                              Potential Realizable
                                                                                               Value at Assumed
                                                                                               Annual Rates of
                                  Number of      Percent of                                     Stock Price
                                 Securities     Total Options                                  Appreciation
                                 Underlying      Granted to      Exercise                     for Option Term(2)
                                   Options      Employees in       Price     Expiration     ----------------------
Name                             Granted(1)      Fiscal Year      (Share)       Date           5%           10%
----                             -------         -----------      -------       ----           --           ---

Gary Mittleman...............      200,000          9.8%          $11.00     7/26/2009   $1,384,000   $3,506,000

Dr. William P. Acker.........       10,000          0.5%            5.00     1/18/2009       31,400       79,700
                                    60,000          2.9%           11.00     7/26/2009      415,200    1,051,800

Louis R. Tomson..............      100,000          4.9%            5.00     1/11/2009      314,000      797,000
                                    25,000          1.2%            6.67     5/14/2009      104,750      265,750
                                    50,000          2.4%           11.00     7/26/2009      346,000      876,500

Dr. Manmohan Dhar............       15,000          0.7%            5.00     1/18/2009       47,100      119,550
                                    35,000          1.7%            6.67     5/14/2009      146,650      372,050
                                    75,000          3.7%           11.00     7/26/2009      519,000    1,314,750

William H. Largent...........      125,000          6.1%            6.67     5/17/2009      523,750    1,328,750
                                    50,000          2.4%           11.00     7/26/2009      346,000      876,500
-------------

(1) All options were granted under our 1997 Stock Option Plan and have a 10-year term. All options shown in this table vest 20% after completion of one year of continuous employment and an additional 20% on the first, second, third and fourth anniversaries of the date of grant.

(2) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the 10-year term. These numbers are calculated based upon Securities and Exchange Commission requirements and do not reflect Plug Power's projection or estimate of future stock price growth. Potential realizable values are computed by multiplying the number of shares of Common Stock subject to a given option by the fair market value on the date of grant, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire 10-year term of the option and subtracting from that the aggregate option exercise price.

Fiscal Year-End Option Values

     Option Exercises and Option Values. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options at December 31, 1999. None of the Named Executive Officers exercised any stock options in 1999.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                             Number of Securities                  Value of Unexercised
                                            Underlying Unexercised                 In-the-Money Options
                                          Options at Fiscal Year-End (#)         at Fiscal Year-End ($)(1)
                                          ------------------------------         -------------------------

Name                                     Exercisable        Unexercisable        Exercisable  Unexercisable
----                                     -----------        -------------        -----------  -------------

Gary Mittleman......................      380,000                420,000           9,795,000    9,605,000
Dr. William P. Acker................       57,000                103,000           1,425,250    2,294,750
Louis R. Tomson.....................        --                   175,000                  --    3,727,000
Dr. Manmohan Dhar...................       49,000                126,000           1,133,560    2,626,740
William H. Largent..................        --                   175,000                  --    3,560,000

--------------

(1) Based on the last reported sale price on the Nasdaq National Market on December 31, 1999, less the option exercise price.


Employment Agreements

     We have entered into the following employment agreements with our Named Executive Officers:

     Gary Mittleman, our President and Chief Executive Officer, will receive 100% of his base salary, continuation of employee benefits and vesting of stock options for twelve months if we terminate his employment for any reason other than failure to perform, gross negligence and/or fraud. For fiscal year 2000, Mr. Mittleman's base salary is $205,000.

     Dr. Manmohan Dhar, our Vice President and Chief Engineer of the Residential Program, will receive 100% of his base pay for twelve months if he voluntarily terminates his employment or if we terminate his employment for any reason other than gross misconduct, negligence, theft, dishonesty, or fraud. For fiscal year 2000, Dr. Dhar's base salary is $135,000.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company's stockholders.

     Compensation for the Named Executive Officers during Fiscal 1999 included salary, bonus and restricted stock awards. Base salary was determined by reviewing the previous levels of base salary, base salaries paid by comparable companies to executives with similar responsibilities, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer's responsibilities.

     For Fiscal 1999, bonus amounts and restricted stock awards were based on the Named Executive Officers' specific contributions made during the year toward the Company's goals established at the beginning of the year. Bonus amounts are paid in cash during the first quarter after year-end. Restricted stock awards are paid in Common Stock of the Company. The executive officer must be employed through January 28, 2001, to receive the stock free of restriction. Stock options are also granted to executive officers based upon their specific responsibilities and are granted by the full Board of Directors. The Compensation Committee believes that with current salary and bonus, along with a restricted stock component, which has a one-year deferral, and with stock option grants, which vest over a four-year period, the executive team is properly motivated to achieve the short- and long-term goals of the Company.

     The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m), which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1 million salary limitation. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate.

     Compensation Committee:
     Anthony F. Earley, Jr.
     George C. McNamee

Compensation Committee Interlocks and Insider Participation

     During Fiscal 1999, Messrs. Earley and McNamee, neither of whom is an employee of the Company, served as members of the Compensation Committee. For information regarding their relationships with the Company, see "Certain Relationships and Related Transactions" below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1999, we agreed with Mechanical Technology Incorporated that they had earned research non-cash credits valued at $2.25 million, which were used by Mechanical Technology to exercise an option to acquire 2,250,000 shares of Common Stock at a price of $1.00 per share, and, in connection with such exercise, $191,250 was returned to Mechanical Technology in accordance with the terms of prior option agreements with the Company. The research credits were earned by Mechanical Technology by assisting us in obtaining government grants and research contracts.

     Between January 1999 and February 1999, pursuant to prior commitments, Edison Development Corporation and Mechanical Technology Incorporated each purchased 300,000 shares of Common Stock at a price of $5.00 per share for an aggregate purchase price of $3.0 million in cash.

     In January 1999, we entered into an agreement with Mechanical Technology and Edison Development, pursuant to which we had the right to call upon Edison Development and Mechanical Technology to contribute $7.5 million each in 1999 and $15.0 million each in 2000 in exchange for which each would receive Common Stock valued at $7.50 per share. Pursuant to an amendment to the agreement, Mechanical Technology and Edison Development also had certain rights to purchase additional Common Stock at $7.50 per share. In September 1999 Mechanical Technology and Edison Development contributed $2.0 million each pursuant to these agreements and received 266,667 shares of Common Stock at $7.50 per share. Upon our initial public offering each also purchased 2,733,333 shares of Common Stock at $7.50 per share.

     In July 1999, we acquired Mechanical Technology's 36-acre office facilities in Latham, New York, including all land and buildings, in exchange for 704,315 shares of Common Stock valued at $6.67 per share, or a total of $4.7 million, and the assumption of approximately $6.2 million in debt. In accordance with the terms of our limited liability company agreement, Edison Development concurrently purchased 704,315 shares of Common Stock at $6.67 per share for $4.7 million in cash.

     First Albany Companies, Inc., owns approximately 34% of the outstanding Common Stock of Mechanical Technology which in turn owns 32% of the Company. George C. McNamee, the Chairman and Co-Chief Executive Officer of First Albany Companies and the Chief Executive Officer and a director of Mechanical Technology, is currently the Chairman of the Board of Directors of Plug Power.

     We have a non-exclusive agreement to purchase power conditioners from Satcon Technology Corporation for our residential fuel cell systems. Mechanical Technology owns approximately 16% of Satcon's outstanding stock on a fully diluted basis and has the right to appoint two members to Satcon's board of directors.

     Edison Development beneficially owns approximately 32% of our outstanding Common Stock. Anthony F. Earley, Jr., the Chairman, Chief Executive Officer, President and Chief Operating Officer of DTE Energy Company and its subsidiary, The Detroit Edison Company, is a director of Plug Power and is a nominee for re-election at the 2000 annual meeting. Detroit Edison is the parent company of Edison Development.

     Larry G. Garberding, a director of DTE Energy and the Executive Vice President and Chief Financial Officer of DTE Energy and Detroit Edison, is also director of Plug Power. Dr. Walter L. Robb, a director of Mechanical Technology, is a director of Plug Power and is a nominee for re-election at the 2000 annual meeting.

     In February 1999, we granted a warrant to Mr. Michael Cudahy, a director of Plug Power, to purchase up to 400,000 shares of Common Stock at an exercise price of $8.50 per share and sold Mr. Cudahy 1,440,000 shares of Common Stock for a purchase price of $9,600,000. Mr. Cudahy exercised his warrant to purchase 400,000 shares upon the Company's initial public offering for a total purchase price of $3,400,000.

     In February 1999, we entered into an agreement with GE MicroGen, Inc. (formerly GE On-Site Power) and a subsidiary of GE Power Systems, to create GE Fuel Cell Systems, a joint venture owned 75% by GE MicroGen and 25% by Plug Power, which is dedicated to marketing, selling, installing, and servicing Plug Power residential fuel cell systems on a worldwide basis (other than in the states of Illinois, Indiana, Michigan and Ohio). In connection with the formation of GE Fuel Cell Systems and the execution of our distribution agreement, we issued 2,250,000 shares of our Common Stock to GE MicroGen, some of which shares were subject to vesting restrictions.

     We subsequently amended our agreement with GE MicroGen to vest all remaining shares. In addition, we agreed to purchase $12.0 million of technical support services from General Electric during the next three years. We also agreed with GE MicroGen to use our best efforts to cause one individual nominated by GE Power Systems to be elected to our Board of Directors for as long as our distribution agreement with GE Fuel Cell Systems remains in effect. Robert L. Nardelli is president of GE Power Systems and is a director of Plug Power.

     We also issued a warrant to GE MicroGen to purchase 3,000,000 additional shares of Common Stock at a price of $12.50 per share. GE MicroGen exercised this warrant upon the Company's initial public offering for a total exercise price of $37.5 million in cash.

     In February 1999 we entered into an agreement with General Electric pursuant to which General Electric agreed to provide capital to GE Fuel Cell Systems, in the form of loans, to fund GE Fuel Cell Systems' commitment to purchase 485 pre-commercial systems during the period ending December 31, 2000. General Electric has also agreed to provide additional capital, in the form of a loan not to exceed $8.0 million, to fund GE Fuel Cell Systems' ongoing operations.

     We have granted GE MicroGen the right, on one occasion at any time after November 3, 2001, to require us to register up to 3,000,000 shares of our Common Stock under the Securities Act. In addition, on November 3, 1999, we granted all of our eight then-current stockholders the right to include their shares of Common Stock in any of the first three registration statements we may file under the Securities Act.

Shareholder Return Performance Graph

     Below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Nasdaq Composite Index and the companies included within the Standard & Poor's High Tech Composite Index for the period commencing October 29, 1999 and ending December 31, 1999. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Composite Index and the Standard & Poor's High Tech Composite Index on October 29, 1999, the first day on which the Company's Common Stock was publicly traded, and the reinvestment of all dividends.





                           [PERFORMANCE GRAPH INFO]





         10/29/99                             12/31/99

RELATIVE DOLLAR VALUES
                                        10/29/1999     12/31/1999
Nasdaq Composite Index                    $100.00        $137.18
S&P High Tech Composite Index             $100.00        $127.47
Plug Power Inc.                           $100.00        $176.56

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2000 by:

     .    all persons known by us to own beneficially 5% or more of the Common
          Stock;

     .    each of our directors;

     .    the executive officers listed in the Summary Compensation Table; and

     .    all directors and executive officers as a group.


                                                        Shares Beneficially Owned(1)
                                                        -------------------------
         Name of Beneficial Owners                      Number(2)        Percent
         -------------------------                      ------           -------
DTE Energy Company(3)...........................        13,926,815         32.2%
Mechanical Technology
  Incorporated..................................        13,704,315         31.8
General Electric Company(4).....................         5,250,000         12.2
Dr. William P. Acker(5).........................            75,000          *
Michael J. Cudahy(6)  ..........................         1,865,000          4.3
Dr. Manmohan Dhar(7)  ..........................            72,000          *
Anthony F. Earley, Jr.(8).......................        13,955,815         32.2
Larry G. Garberding(9)..........................        13,966,815         32.2
William H. Largent(10)..........................            68,000          *
George C. McNamee(11)...........................        13,891,815         32.1
Gary Mittleman(12)..............................           390,000          *
Robert L. Nardelli(13)..........................         5,275,000         12.2
Dr. Walter L. Robb(14)..........................            92,500          *
John M. Shalikashvili(15).......................            25,500          *
Louis R. Tomson(16).............................            71,000          *


All executive officers,
directors, and director-
nominees as a group (13
persons)(17)....................................        35,817,630         80.7

---------

* Represents less than 1% of the outstanding shares of Common Stock

(1) Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder. The address of Mechanical Technology Incorporated is 325 Washington Avenue Extension, Albany, New York 12205. The address of DTE Energy Company is 2000 Second Avenue, 644 WCB, Detroit, Michigan 48226. The address of General Electric Company is c/o GE Power Systems, One River Road, Schenectady, New York 12345. The address of Michael Cudahy is 10850 West Park Place, Suite 980, Milwaukee, Wisconsin 53224. The address of all other listed stockholders is c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110.

(2) The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2000, through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such person that are exercisable within 60 days of March 31, 2000, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on ___________ shares of Common Stock outstanding as of March 31, 2000.

(3) Includes 13,926,815 shares owned of record by Edison Development Corporation, a wholly-owned subsidiary of DTE Energy Company, of which 222,500 are shares of Common Stock issuable upon the exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(4) Includes 5,250,000 shares of Common Stock owned of record by GE MicroGen, Inc., a wholly-owned subsidiary of General Electric Company that operates within its GE Power Systems business.

(5) Includes 74,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(6) Includes 25,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(7) Includes 71,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(8) Includes 13,926,815 shares owned of record by Edison Development Corporation, a wholly-owned subsidiary of DTE Energy Company, of which 222,500 are shares of Common Stock issuable upon the exercise of outstanding options that are exercisable within 60 days of March 31, 2000. Mr. Earley, a director and executive officer of DTE Energy, may be deemed the beneficial owner of these shares. Mr. Earley disclaims beneficial ownership of these shares. Also includes 25,000 shares of Common Stock issuable upon exercise of outstanding options held by Mr. Earley that are exercisable within 60 days of March 31, 2000. Mr. Earley has assigned to DTE Energy Company his right to receive the shares underlying such options and any proceeds from the sale of such shares.

(9) Includes 13,926,815 shares owned of record by Edison Development Corporation, a wholly-owned subsidiary of DTE Energy Company, of which 222,500 are shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of March 31, 2000. Mr. Garberding, a director and executive officer of DTE Energy, may be deemed the beneficial owner of these shares. Mr. Garberding disclaims beneficial ownership of these shares. Also includes 30,000 shares of Common Stock issuable upon exercise of outstanding options held by Mr. Garberding that are exercisable within 60 days of March 31, 2000. Mr. Garberding has assigned to DTE Energy Company his right to receive the shares underlying such options and any proceeds from the sale of such shares.

(10) Includes 67,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(11) Includes 13,704,315 shares of Common Stock owned of record by Mechanical Technology. Mr. McNamee, a director and Chief Executive officer of Mechanical Technology, may be deemed the beneficial owner of these shares. Mr. McNamee disclaims beneficial ownership of these shares. Also includes 177,500 shares of Common Stock issuable upon exercise of outstanding options held by Mr. McNamee that are exercisable within 60 days of March 31, 2000.

(12) Includes 380,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(13) Includes 5,250,000 shares of Common Stock owned of record by GE MicroGen, Inc., a wholly-owned subsidiary of General Electric that operates within its GE Power Systems business. Mr. Nardelli, a senior vice President of General Electric Company and the President and Chief Executive officer of GE Power Systems, disclaims beneficial ownership of these shares. Also includes 25,000 shares of Common Stock issuable upon exercise of outstanding options held by Mr. Nardelli that are exercisable within 60 days of March 31, 2000. Mr. Nardelli has assigned to General Electric his right to receive the shares underlying such options and any proceeds from the sale of such shares.

(14) Includes 82,500 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(15) Includes 25,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(16) Includes 68,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 31, 2000.

(17) Includes 1,272,500 shares of Common Stock issuable upon exercise of outstanding options held by the executive officers, directors and director-nominees as a group that are exercisable within 60 days of March 31, 2000.

                                   PROPOSAL 2.

         AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Summary

     The Board of Directors has adopted a resolution approving and recommending to the stockholders for their approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 95,000,000 to 245,000,000 shares of Common Stock. The authorized number of shares of the Common Stock of the Company currently consists of 95,000,000 shares of Common Stock, $.01 par value, of which [________] shares were issued and outstanding on the Record Date.

     The full text of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation is set forth on Exhibit A to this proxy statement.

     The purpose of the proposed amendment is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. The Company has no commitments at this time for the issuance of the additional authorized Common Stock but desires to position itself to do so when needs arise and market conditions warrant.

     If the proposed amendment is approved by the stockholders, 245,000,000 shares of Common Stock will be authorized for issuance and the additional authorized Common Stock may be issued by the Company without any further action by the stockholders. The issuance of additional authorized shares, may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. In addition, such issuance may also be deemed to have an antitakeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares could also enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company.

Vote Required For Approval

     A quorum being present, the affirmative vote of a majority of the votes cast is necessary to adopt the amendment to the Company's Amended and Restated Certificate of Incorporation.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                            EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any stockholder who wishes to submit a stockholder proposal to be presented at the 2001 Annual Meeting must send the proposal, along with any supporting statement to the Company on or before [December 13, 2000]. All stockholder proposals must comply with applicable Securities and Exchange Commission regulations and should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany-Shaker Road, Albany, New York, 12110.

     Any stockholder who wishes to present other business (including recommendations of nominees for election to the Board of Directors) at the Company's 2001 Annual Meeting, other than a stockholder proposal, must give proper notice of such business or nomination to the Corporate Secretary of the Company at 968 Albany-Shaker Road, Albany, New York, 12110, not later than February 23, 2001 or earlier than January 24, 2001. If the date of the 2001 Annual Meeting is more than 30 days before or more than 60 days after May 24, 2001, the notice must be received by the Company not earlier than January 24, 2001 or later than February 23, 2001 or within 10 days following the public announcement of the 2001 Annual Meeting. The notice to the Company must include certain information specified in our bylaws concerning the business or the nominations. A copy of our bylaws may be obtained from the Corporate Secretary of Plug Power at the above address. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as the independent public accountants for the Company since 1997, and the Board of Directors intends to reappoint PricewaterhouseCoopers for the fiscal year ending December 31, 2000. A PricewaterhouseCoopers LLP representative will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it and written representations from certain Section 16 Persons that no other Section 16(a) reports were required for such persons, the Company believes that during Fiscal 1999 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                            THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 PLUG POWER INC.

Plug Power Inc. (hereinafter called the "Company"), organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify as follows:

The Board of Directors of the Company has approved, subject to the approval by the shareholders, an amendment to the Company's Amended and Restated Certificate of Incorporation. The shareholders of the Company duly approved said proposed amendment at the Annual Meeting of Stockholders held on May 24, 2000. The resolution setting forth the amendment is as follows:

RESOLVED:      That the Board of Directors deems it advisable and in the best interests of the Company and its stockholders that the first paragraph of Article IV of the Company's Amended and Restated
               Certificate of Incorporation hereby is deleted and is replaced in its entirety by the following:

                    "The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred and Fifty Million (250,000,000) shares, of which (i) Two
                    Hundred and Forty Five Million (245,000,000) shares shall be Common Stock, par value $.01 per share, and (ii) Five Million (5,000,000) shares shall be undesignated preferred stock, par value $.01 per share (the "Undesignated Preferred Stock")."

IN WITNESS HEREOF, the Company has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this _______ day of __________, 2000.

                                              PLUG POWER INC.


                                              By:  ______________________
                                                   Gary Mittleman
                                                   Chief Executive Officer

P
R
O
X
Y

C
A
R
D

                                 PLUG POWER INC.

      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PLUG POWER INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 24, 2000

     The undersigned hereby constitutes and appoints William H. Largent and Ana-Maria Galeano, and each of them, as Proxies of the undersigned, with full power of substitution in each of them, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Plug Power Inc. (the "Company") held of record by the undersigned as of the close of business on March 31, 2000, at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Albany Marriott, 189 Wolf Road, Albany, New York, at 10:00 a.m. local time, on Wednesday, May 24, 2000, and at any adjournments or postponements thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). Neither proposal is conditioned on the approval of the other proposal. If no direction is given, this proxy will be voted FOR the election of each of the nominees listed in Proposal 1 and FOR Proposal 2. In their discretion, the proxy holders are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

     The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                                PLUG POWER INC.

                                 May 24, 2000




               Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------


   [X]   Please mark your votes
         as in this example.


                    FOR all nominees        WITHHOLD
                 listed at right (except    AUTHORITY
                    as marked to the       to vote for
                    contrary below)        all nominees

Proposal 1.               [_]                  [_]        Nominees:
   Election of                                            Gary Mittleman
   Class I Directors,                                     Walter L. Robb
   each to serve                                          Anthony F. Earley, Jr.
   until the Company's
   2003 annual meeting of stockholders and
   until his successor is duly elected and
   qualified.

To withhold authority to vote for any individual nominee write that nominee's name in the space below:

-------------------------------------------------------------------

Proposal 2. To approve an amendment to the             FOR   AGAINST   ABSTAIN
   Company's Amended and Restated Certificate
   of Incorporation to increase the number             [_]     [_]       [_]
   of authorized shares of common stock to
   245,000,000.

In their discretion, the Proxy holders are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please be sure to sign and date this Proxy.

PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.


Stockholder(s) Signature:                         Dated:                  , 2000
                         ------------------------       ------------------

NOTE: Please sign exactly as your name(s) appear(s) on the books of the Company. If more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, indicating title or authority.